EXHIBIT 99.906

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Procure ETF Trust II., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Procure ETF Trust II for the period ended October 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Procure ETF Trust II for the stated period.

/s/ Robert Tull	/s/ Adrienne Binik-Chanin
Robert Tull Principal Executive Officer/President, Procure ETF Trust II	Adrienne Binik-Chanin Chief Financial Officer, Procure ETF Trust II
Dated: January 18, 2024	Dated: January 18, 2024

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Procure ETF Trust II for purposes of Section 18 of the Securities Exchange Act of 1934.